UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No.                      )

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THE TARGET PORTFOLIO TRUST
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THE TARGET PORTFOLIO TRUST

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

INFORMATION STATEMENT

September 15, 2009

To the Shareholders:

On July 7, 2009, at a special meeting of the Board of Trustees of The Target Portfolio Trust (the Trust), the trustees approved a new subadvisory agreement for the Small Capitalization Value Portfolio (the Portfolio), a series of the Trust.

Prudential Investments LLC (PI or the Manager) has entered into a new subadvisory agreement with Lee Munder Capital Group, LLC. (Lee Munder Capital). A new subadvisory agreement was required because of a change in ownership of Lee Munder Investments, Ltd. (LMI) resulting in the automatic termination of the prior subadvisory agreement with LMI. Lee Munder Capital, the new subadviser, is an affiliate of LMI, the previous subadviser. The fees and expenses paid by the Portfolio did not change under the new subadvisory agreement.

This information statement describes the circumstances surrounding the Trustees' approval of the new subadvisory agreement and provides you with an overview of the terms. PI will continue as your Portfolio's investment manager. This information statement does not require any action by you. It is provided to inform you about the change in ownership of the previous subadviser and the new subadvisory agreement.

By order of the Board,

Deborah A. Docs

Secretary

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THE TARGET PORTFOLIO TRUST

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

INFORMATION STATEMENT

September 15, 2009

This information statement is being furnished in lieu of a proxy statement to shareholders investing in the Small Capitalization Value Portfolio (the Portfolio), a series of The Target Portfolio Trust (the Trust) pursuant to the terms of an order (the Manager of Managers Order) issued by the Securities and Exchange Commission (SEC). The Manager of Managers Order permits the Portfolio’s investment manager to hire new subadvisers that are not affiliated with the investment manager and to make changes to certain existing subadvisory contracts with the approval of the Board of Trustees, without obtaining shareholder approval.

The Trust is a management investment company registered under the Investment Company Act of 1940, as amended (the Investment Company Act), and is organized as a Delaware statutory trust.

The Trust’s Trustees are collectively referred to herein as the “Board,” “Board Members,” or “Trustees.” The Trust’s principal executive office is 100 Mulberry Street, Newark, NJ 07102-4077.

On July 21, 2009, City National Corporation (CNC), the parent company of City National Bank, signed a definitive agreement by which CNC acquired a majority interest in Lee Munder Investment, Ltd. (LMI), the previous subadviser to the Portfolio, and Lee Munder Capital Group, LLC (Lee Munder Capital), the corporate parent of LMI, merged with Independence Investments, a Boston-based institutional asset management firm in which CNC holds a majority interest (the Transaction). Lee Munder Capital, the resulting company, became CNC’s primary institutional asset management affiliate and operates as an affiliate of Convergent Capital Management LLC, the Chicago-based asset management holding company that CNC acquired in 2003. Lee Munder Capital became a registered investment adviser under the Investment Advisers Act of 1940.

For purposes of the Investment Company Act, the Transaction was treated as a "change in control" that resulted in an "assignment" of the prior subadvisory agreement between Prudential Investments LLC (PI or the Manager) and LMI with respect to the Portfolio. Pursuant to the Investment Company Act and the express terms of the prior subadvisory agreement, the subadvisory agreement automatically terminated on July 21, 2009 (the Closing Date). This information statement relates to the approval by the Board of a new subadvisory agreement dated July 21, 2009, among PI and Lee Munder Capital (the New Subadvisory Agreement).

In addition to Lee Munder Capital, the following firms also serve as subadvisers to portions of the Portfolio's assets, as described below:

Subadviser
EARNEST Partners LLC
JP Morgan Asset Management
NFJ Investment Group, LP
Vaughan Nelson Investment Management, LP

The subadvisory agreements with each of the above listed subadvisers with respect to the Portfolio were each last approved by the Trustees, including a majority of the Trustees who were not parties to the agreement and were not interested persons of those parties, as defined in the Investment Company Act (the Independent Trustees), on June 3, 2009.

Lee Munder Capital will pay for the costs associated with preparing and distributing this information statement. The Portfolio is providing this information statement to shareholders investing in the Portfolio as of July 21, 2009. This information statement will be mailed on or about September 22, 2009.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Annual and Semi-Annual Reports

The Trust’s annual and semi-annual reports are sent to shareholders. Only one report is delivered to multiple shareholders sharing an address unless the Trust receives contrary instructions from one or more of the shareholders. A copy of the Portfolio’s most recent annual and semi-annual reports may be obtained without charge by writing the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 or by calling (800) 225-1852 (toll free).

Shareholder Information

Information on share ownership of the Portfolio is set forth in Exhibit C.

NEW SUBADVISORY AGREEMENT

At the special meeting of the Board held July 7 , 2009, the Trustees, including the Independent Trustees, unanimously approved the recommendations by Prudential Investments LLC (PI or the Manager) to (i) appoint Lee Munder Capital as a subadviser with respect to the Small Capitalization Value Portfolio; and (ii) to approve a new subadvisory agreement between the Manager and Lee Munder Capital.

The Board considered that, on June 8, 2009, City National Corporation announced that it had agreed to acquire a majority interest in Lee Munder Capital. The Board also considered that although there were no changes expected in the Lee Munder Capital portfolio management teams as a result of the Transaction, the Portfolio’s current subadvisory agreement with LMI (the Current Subadvisory Agreement), would be automatically terminated when the Transaction would close. The Transaction closed on July 21, 2009. Lee Munder Capital and LMI will hereinafter be jointly referred to as Lee Munder.

Lee Munder is located in the John Hancock Tower at 200 Clarendon Street, 28th Floor in Boston, MA 02116.

Information on the management of Lee Munder and other funds managed by Lee Munder are set forth in Exhibit B.

Board Consideration of Subadvisory Agreement:

The Board considered whether the approval of the Subadvisory Agreement with Lee Munder was in the best interest of the Portfolio and its shareholders. Before approving the Subadvisory Agreement, the Trustees reviewed performance, compliance, and organizational materials regarding Lee Munder and received presentations from representatives of Lee Munder as well as the Manager. The Board also received materials relating to the Subadvisory Agreement and had the opportunity to ask questions and request further information in connection with its consideration. In making the determination to retain Lee Munder as a subadviser, the Trustees, including the Independent Trustees advised by legal counsel, considered the following information:

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services previously provided to the Portfolio by Lee Munder and those that would be provided by Lee Munder under the New Subadvisory Agreement. The Board also noted that the nature and extent of services provided to the Portfolio under the prior subadvisory agreement with Lee Munder were identical in all material respects to those to be provided by Lee Munder under the New Subadvisory Agreement and generally similar to those provided by the other current subadvisers under their subadvisory agreements.

With respect to the quality of services, the Board considered, among other things, the background and experience of Lee Munder’s portfolio management team, which would be the same team that worked for Lee Munder prior to the Transaction, and was not affected by the Transaction. In connection with the recent annual review of advisory agreements, the Board had reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who are responsible for the day-to-day management of the Portfolio, and the Board was provided with information pertaining to organizational structure, senior management, investment operations, and other relevant information pertaining to Lee Munder. The Board noted that it received a favorable compliance report from the Trust's Chief Compliance Officer (“CCO”) as to Lee Munder.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services provided to the Portfolio by Lee Munder under the prior subadvisory agreement and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by Lee Munder under the New Subadvisory Agreement should equal the quality of similar services provided by Lee Munder under the prior subadvisory agreement, and that the Portfolio would benefit from the subadvisory services to be provided by Lee Munder under the New Subadvisory Agreement.

Performance of the Portfolio

The Board noted that at its June 2009 meetings, it had reviewed the performance of the Portfolio in general, as well as the “sleeve” or segment subadvised by Lee Munder in connection with its annual consideration of the renewal of the Trust’s subadvisory agreements. As part of that review, the Board reviewed the performance record of the Portfolio and concluded that, in light of the Portfolio’s competitive performance, it was in the best interest of the Portfolio and its shareholders for the Portfolio to renew the Portfolio’s subadvisory agreements.

Investment Subadvisory Fee Rates

The Board noted that the subadvisory fee rate payable to Lee Munder would remain unchanged. The Board noted that it had recently reviewed the fee rate paid to Lee Munder in connection with the recent annual review of advisory agreements and determined that the fee rates were reasonable. The Board concluded that Lee Munder’s proposed subadvisory fee rate under the New Subadvisory Agreement was reasonable.

Subadviser’s Profitability

In connection with its recent annual review of advisory agreements, the Board considered the profitability of PI and subadvisers affiliated with PI. The Board concluded that the level of profitability of a subadviser not affiliated with PI, such as Lee Munder, may not be as significant as PI’s profitability given the arm's length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee

Economies of Scale

In connection with its recent annual review of advisory agreements, the Board considered economies of scale. The Board noted that there was no proposed change in fee rates and breakpoints and that it would again review economies of scale at the next annual review of advisory agreements.

Other Benefits to Lee Munder or its Affiliates from Serving as Subadviser

The Board considered potential ancillary benefits that might be received by Lee Munder and its affiliates as a result of its relationships with the Portfolio. The Board concluded that the potential benefits to be derived by Lee Munder included the ability to use soft dollar credits, brokerage commissions received by affiliates of Lee Munder, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits to be derived by PI and Lee Munder were consistent with the types of benefits generally derived by subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the New Subadvisory Agreement was in the best interest of the Portfolio and its shareholders.

Terms of the New Subadvisory Agreement

The New Subadvisory Agreement provides that, subject to the supervision of the Manager and the Board of Trustees, Lee Munder is responsible for managing the investment operations of a portion of the assets of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for such portion of the Portfolio, all in accordance with the investment objective and policies of the Portfolio as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board of Trustees. In accordance with the requirements of the Investment Company Act, Lee Munder will provide the Manager with all books required to be maintained by an investment subadviser and will render to the Trustees such periodic and special reports as the Board of Trustees may reasonably request.

The New Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the Investment Company Act) of the Portfolio, or by the Board of Trustees, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (1) the New Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio, (2) the New Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the Investment Company Act) or upon the termination of the Trust's management agreement with the Manager, and (3) the New Subadvisory Agreement may be terminated at any time by the subadviser or the Manager on not more than 60 days' nor less than 30 days' written notice to the other party to the New Subadvisory Agreement.

The New Subadvisory Agreement provides that, in the absence of willful misfeasance or bad faith in the performance of its duties, or reckless disregard of its obligations and duties thereunder, Lee Munder will not be liable for any act or omission in connection with its activities as subadviser to the Portfolio.

Under the New Subadvisory Agreement, Lee Munder is compensated by the Manager (and not the Portfolio) for the portion of assets it manages under the following annual rates:

Portfolio	Fee Rate	Fees for the fiscal year ended October 31, 2008
Small Capitalization Value Portfolio	0.40% on average daily net assets	$401,976

Information about Other Subadvisers and Subadvisory Agreements

Lee Munder co-subadvises the Portfolio along with other subadvisers. The current subadvisory agreement with each of the other subadvisers provides for compensation as follows:

Subadviser	Fee Rate	Fees for the fiscal year ended October 31, 2008
EARNEST Partners LLC	0.40% on average daily net assets	$458,222
JP Morgan Asset Management	0.40% on average daily net assets	$130,520
NFJ Investment Group, LP	0.40% on average daily net assets	$574,128
Vaughan Nelson Investment Management, LP	0.40% to $250 million; 0.35% over $250 million*	$183,113

*For purposes of calculating the subadvisory fee payable to Vaughan Nelson Investment Management, L.P. (Vaughn Nelson), the assets managed by Vaughan Nelson in the Portfolio will be aggregated with the assets managed by Vaughan Nelson in: (i) the Target Conservative Allocation Fund of Target Asset Allocation Funds; (ii) the Target Moderate Allocation Fund of Target Asset Allocation Funds; (iii) the Target Growth Allocation Fund of Target Asset Allocation Funds; and (iv) any other portfolio subadvised by Vaughan Nelson on behalf of PI or one of its affiliates pursuant to substantially the same investment strategy.

MANAGEMENT OF THE TRUST

The Manager

PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Trust’s investment manager. As of June 30, 2009, PI served as the investment manager to all of the Prudential U.S. and offshore registered investment companies, and as the administrator to closed-end investment companies, and had aggregate assets of approximately$88.6 billion.

PI serves as the Trust’s Manager under a management agreement (the Management Agreement) dated as of January 1, 2006.

The Management Agreement was last approved by the Trustees, including a majority of the Trustees who were not parties to the contract and were not interested persons of those parties (as defined in the Investment Company Act) on June 3, 2009.

Terms of the Management Agreement

Pursuant to the Management Agreement with the Trust, PI, subject to the supervision of the Board and in conformity with the stated policies of the Trust, manages both the investment operations of the Trust and the composition of the Trust’s portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PI is obligated to keep certain books and records of the Trust. PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Trust. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. PI will review the performance of the investment subadviser(s) and make recommendations to the Board with respect to the retention of investment subadvisers and the renewal of contracts. PI also administers the Trust’s corporate affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Trust’s custodian and transfer agent. The management services of PI to the Trust are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

In connection with its management of the corporate affairs of the Trust, PI bears the following expenses:

•

the salaries and expenses of all of its and the Trust’s personnel except the fees and expenses of independent board members; all expenses incurred by the Manager or the Trust in connection with managing the ordinary course of a Trust’s business, other than those assumed by a Trust as described below; and

•	the fees, costs and expenses payable to any investment subadviser(s) pursuant to a subadvisory agreement(s) between PI and such investment subadviser(s).

Under the terms of the Management Agreement, the Trust is responsible for the payment of the following expenses:

•	the fees and expenses incurred by the Trust in connection with the management of the investment and reinvestment of the Trust’s assets payable to the Manager;
•

the fees and expenses of independent board members; the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust’s shares;

•

the charges and expenses of the Trust’s legal counsel and independent auditors; brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities (and futures, if applicable) transactions;

•	all taxes and corporate fees payable by the Trust to governmental agencies;
•	the fees of any trade associations of which the Trust may be a member;
•	the cost of share certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Trust;
•

the cost of fidelity, directors and officers and errors and omissions insurance; the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the Commission and paying notice filing fees under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for such purposes;

•	allocable communications expenses with respect to investor services and all expenses of shareholders’ and Board meetings and of preparing, printing and mailing reports and notices to shareholders; and
•	litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business and distribution and service (12b-1) fees.

The Management Agreement provides that PI will not be liable for any error of judgment by PI or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically if assigned (as defined in the Investment Company Act), and that it may be terminated without penalty by either PI or the Trust by the Board or vote of a majority of the outstanding voting securities of the Trust (as defined in the Investment Company Act) upon not more than 60 days nor less than 30 days written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

Fees payable under the Management Agreement are computed daily and paid monthly. PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Trust. Fee waivers and subsidies will increase the Trust’s total return. These voluntary waivers may be terminated at any time without notice.

The table below sets forth the applicable fee rate and the management fees received by PI from the Trust for the last completed fiscal year.

Portfolio	Fee Rate	Fees Paid for the fiscal year ended October 31, 2008
Small Capitalization Value Portfolio	0.60% on average daily net assets	$2,621,939

Information about PI

PI is a wholly-owned subsidiary of PIFM Holdco, Inc., 100 Mulberry Street, Newark, New Jersey 07102-4077 which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, 751 Broad Street, Newark, New Jersey 07102-4077, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential), a major, diversified insurance and financial services company. Prudential’s address is 751 Broad Street, Newark, New Jersey 07102-4077. PI is organized in New York as a limited liability company.

PI acts as manager or co-manager for the following investment companies, in addition to the Trust:

American Skandia Trust, Cash Accumulation Trust, Dryden Ultra Short Bond Fund, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Equity Fund, Inc.; Prudential's Gibraltar Fund, Inc.; Dryden Global Total Return Fund, Inc.; Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Tax-Managed Small Cap Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison Mid-Cap Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, Strategic Partners Real Estate Fund, The Prudential Series Fund, The Prudential Investment Portfolios, Inc., The Target Portfolio Trust, The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11.

Directors and Officers of PI

The principal occupations of PI’s principal executive officers are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Name/Position	Principal Occupations
Judy A. Rice Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer

Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer, PI; Officer-in-Charge, Director, President, Chief Executive Officer and Chief Operating Officer of American Skandia Investment Services, Inc.; Officer-in-Charge, Director, President and Chief Executive Officer of American Skandia Fund Services, Inc.; Officer-in- Charge, Director, President, Chief Executive Officer and Chief Operating Officer of American Skandia Advisory Services, Inc.

Scott Benjamin Executive Vice President

Executive Vice President (since June 2009) of PI and Prudential Investment Management Services LLC; Senior Vice President Product Development and Marketing, Prudential Investments (since February 2006); Vice President Product Development and Product Management, Prudential Investments (2003-2006)

Kathryn L. Quirk Executive Vice President and Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Grace C. Torres Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

Valerie M. Simpson Deputy Chief Compliance Officer	Vice President and Senior Compliance Officer (since March 2006) of PI; Vice President-Financial Reporting (since March 2006) for Prudential Life and Annuities Finance
Deborah A. Docs Vice President and Secretary

Vice President and Corporate Counsel January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Custodian

PFPC Trust Company (PFPC), 103 Bellevue Parkway, Wilmington, Delaware 19809 serves as Custodian for the Portfolio’s securities and cash, and in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Trust. Subcustodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent and Shareholder Servicing Agent

Prudential Mutual Fund Services (PMFS), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Portfolio. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Portfolio, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives compensation and is reimbursed for its sub-transfer agent expenses which include an annual fee and certain out-of-pocket expenses including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.

The Trust’s Board appointed PNC Global Investment Servicing (U.S.) Inc. (PNC) as sub-transfer agent to the Portfolio. PMFS has contracted with PNC, 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to the Transfer Agent. PMFS will compensate PNC for such services.

For the most recently completed fiscal year ended October 31, 2008, the Portfolio incurred the following fees for services provided by PMFS:

Portfolio	Amount Paid
Small Capitalization Value Portfolio	$494,000

Brokerage

The Portfolio paid the following commission to affiliated broker dealers for the fiscal year ended October 31, 2008:

Portfolio	Prudential Equity/Wachovia Securities LLC (or affiliates)
Small Capitalization Value Portfolio	$725

Shareholder Proposals

Target Portfolio Trust, as a Delaware statutory trust, is not required to hold annual meetings of shareholders and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act or the Trust's Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Deborah A. Docs

Secretary

Dated: September 15, 2009

EXHIBIT A

THE TARGET PORTFOLIO TRUST

Small Capitalization Value Portfolio

SUBADVISORY AGREEMENT

This Agreement between Prudential Investments LLC (PI or the Manager), a New York limited liability company, and Lee Munder Capital Group, LLC (Lee Munder or the Subadviser), organized under the laws of Massachusetts, is effective the later of July 21, 2009 or the Closing Date (as defined below);

WHEREAS, the Manager has entered into a Management Agreement, dated December 23, 2004 (the Management Agreement) with Target Portfolio Trust, a Delaware statutory trust (the “Trust”) and a diversified, open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to which PI acts as Manager of the Trust;

WHEREAS, the Manager has entered into a Subadvisory Agreement with Lee Munder Investments, Ltd (a subsidiary of Lee Munder Capital Group, LP) dated July 8, 2005 (the “Current Subadvisory Agreement”);

WHEREAS, City National Corporation has entered into a definitive agreement to acquire a majority interest in Lee Munder Capital Group, LP, (the “Transaction”);

WHEREAS, the closing of the Transaction (the “Closing Date”) will be treated as a “change in control” that will result in an “assignment” of the Current Subadvisory Agreement for purposes of the Investment Company Act of 1940 whereby the Current Subadvisory Agreement will terminate on the Closing Date;

WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to the Small Capitalization Value Portfolio (referred to hereafter as the Fund), which is a series of the Trust, and to manage such portion of the Fund’s portfolio as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

WHEREAS, the T’s Board of Trustees approved the Subadvisory Agreement between the Manager and Lee Munder in substantially the form presented to it at its meeting on July 7, 2009, with such changes and additions as any officer of the Trust, on the advice of counsel or otherwise, may approve, to be effective on Closing Date and to replace and supersede the Current Subadvisory Agreement on the Closing Date;

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Manager and the Board of Trustees of the Trust (the Board), the Subadviser shall manage such portion of the Fund’s portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Fund’s portfolio as the Manager shall direct and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned (other than directing a securities lending program) by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Declaration of Trust, as amended, and the By-laws of the Trust and Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund and any amendments to those procedures (Board Procedures) which have been provided to it by the Manager (the Trust Documents), and with the instructions and directions of the Manager and of the Board to reflect Subadviser’s obligations under this Agreement, and co-operate with the Manager’s (or its designee’s) personnel responsible for monitoring the Fund’s compliance. The Subadviser shall also comply at all times with the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities law. The Manager shall provide Subadviser timely with copies of any updated Trust or Fund Documents, including a list of Fund affiliates.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund’s portfolio, as applicable, and shall place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to any broker-dealer affiliated with the Manager or the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund’s Prospectus or as the Board may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser shall give primary consideration to seeking best execution. Within the framework of this policy, the Subadviser may consider the receipt of services that affect securities transactions and incidental functions, such as clearance and settlement functions, and advice as to the value of securities, the advisability of investing in securities, the availability of securities or purchasers or sellers of securities and analyses and reports concerning issues, industries, securities, economic factors, trends, portfolio strategy, and the performance of accounts, the financial responsibility, and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.  Pursuant to the rules promulgated under Section 326 of the USA PATRIOT ACT, broker-dealers are required to obtain, verify and record information that identities each person who opens an account with them.  In accordance therewith, broker-dealers whom the Subadviser selects to execute transactions in the Fund’s account may seek identifying information about the Trust and/or the Fund.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

The Manager hereby agrees and consents that the Subadviser and its affiliates are authorized to execute cross agency transactions for the Fund, provided such transactions comply with applicable laws and regulations.

(iv) The Subadviser shall maintain all books and records with respect to the Fund’s portfolio transactions effected by it as required by the 1940 Act, the Advisers Act, and the 1934 Act. The Subadviser shall furnish to the Manager or the Board all information relating to the Subadviser’s services under this Agreement reasonably requested by the Manager and the Board within a reasonable period of time after the Manager or the Board makes such request. The Subadviser shall make reasonably available its employees and officers (or their designees) for consultation with any of the trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

(v) The Subadviser or its affiliates shall provide the Fund’s Custodian on each business day with information relating to all transactions concerning the portion of the Fund’s assets it manages. The Subadviser shall furnish the Manager each day with mutually agreed upon information in a mutually agreed upon format concerning portfolio transactions, and such other reports in a form and frequency as agreed upon from time to time concerning transactions, portfolio holdings and performance of the Fund. The Subadviser agrees to review the Fund and discuss the management of the Fund with the Manager and the Board as either or both shall from time to time reasonably request.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Subject to the Subadviser’s responsibility to the Fund, the Manager agrees that the Subadviser may give advice or exercise investment responsibility and take such other action with respect to other individuals or entities which may differ from advice given to the Fund. Further, the Manager acknowledges that the Subadviser, or its agent, or employees, or any of the accounts the Subadviser advises, may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may or may not have an interest from time to time, whether such transactions involve the Fund or otherwise.

(vii) The Subadviser and Manager understand and agree that if the Manager manages the Fund in a “manager-of-managers” style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust’s Board as to whether the contract with the Subadviser should be renewed, modified, or terminated, and (iii) periodically report to the Trust’s Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process in accordance with Section 7 of this Agreement.

(viii) The Subadviser acknowledges that the Manager and the Trust intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Fund’s portfolio or any other transactions of Fund assets.

(ix) The Subadviser shall provide annually to the Manager, in connection with the Board’s annual review of this Agreement under Section 15(c) of the 1940 Act, a copy of Subadviser’s Form ADV as filed with the Securities and Exchange Commission (the Commission).

(b)       The Subadviser shall keep the Fund’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund’s request, provided, however, that the Subadviser may retain copies of such records. The Fund’s books and records maintained by the Subadviser shall be made available, within a reasonable period of time following submission of a written request, to the Fund’s accountants or auditors during regular business hours at the Subadviser’s offices. The Fund, the Manager or their respective authorized representatives shall have the right to copy any records in the Subadviser’s possession that pertain to the Fund. These books, records, information, or reports may be made available to properly authorized government representatives consistent with state and federal law and/or regulations, provided that the Subadviser is given prior notice of such disclosure, unless such prior notice is prohibited by law or regulation. In the event of the termination of this Agreement, the Fund’s books and records maintained by the Subadviser shall be returned to the Fund or the Manager upon the request of the Trust, provided that the Subadviser shall be permitted to keep copies of such records. The Subadviser agrees that the policies and procedures the Subadviser has established for managing the Fund’s portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship and management and operation of the Fund, shall be made available for inspection by the Fund, the Manager or their respective authorized representatives upon reasonable written request within not more than ten (10) business days.

(c)        The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Fund, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by Section 204A of the Advisers Act, a copy of which it shall provide to the Manager and the Fund upon reasonable request. The Subadviser shall use its best efforts to ensure that its employees comply in all material respects with the provisions of Section 16, as applicable, of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with respect to the Fund with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction. The Subadviser shall prepare and file required reports on Form 13F reflecting the aggregate number of reportable securities held in client accounts over which the Subadviser exercises investment discretion, including any reportable securities held in the portion of the Fund's portfolio managed by the Subadviser, and shall identify the Fund in such reports if the number of reportable securities held in the portion of the Fund's portfolio managed by the Subadviser exceeds the threshold for reporting on Form 13 F.

(d)     The Subadviser shall furnish to the Manager a mutually-agreed upon certification regarding records prepared in connection with maintenance of compliance procedures pursuant to paragraph 1(c) hereof as the Manager may reasonably request.

(e)       The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund’s portfolio in accordance with the Subadviser’s procedures, subject to such reporting and other requirements as shall be established by the Manager which may include use by Manager of a third-party vendor for proxy voting administration services. The Subadviser may utilize a third-party voting service and customized policies designed to promote accountability of a Trust’s management and board of Trustees to its shareholders and to align the interests of management with those of shareholders.

(f)        Upon reasonable request from the Manager, the Subadviser (through a qualified person or written report) shall assist the valuation committee of the Trust or the Manager in valuing securities of the Fund as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

(g)       The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Fund’s portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Manager with a mutually agreeable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Trust’s principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Manager if any information provided by Subadviser in the Prospectus is (or will become) materially inaccurate or incomplete.

(h)       The Subadviser shall comply with Board Procedures provided to the Subadviser by the Manager or the Fund. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(i)        The Subadviser shall keep the Fund and the Manager informed of developments relating to its duties as Subadviser of which the Subadviser has knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser’s management of the Fund’s portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Fund and the Manager that it and its “Advisory Persons” (as defined in Rule 17j-under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser’s Code of Ethics and compliance program, respectively, to the Fund and the Manager.

2.    The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Fund’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).

3.    The assets of the Fund shall be maintained in the custody of a custodian as designated within an agreement between the Fund and the custodian (the “Custodian”). Subadviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken solely in reliance upon instruction given to the Custodian by a representative of Subadviser properly authorized to give such instruction.

4.    For the services provided pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefore, a fee payable monthly equal to the percentage of the Fund’s average daily net assets (as calculated by the Custodian) of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.  If this Agreement becomes effective or terminates, or if the manner of determining the applicable fee changes, in the middle of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination or change, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination or change occurs.

5. (a) The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance or bad faith on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its partners, officers, Trustees and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Manager’s willful misfeasance, bad faith, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, their affiliated persons, their officers, Trustees and employees, for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.  In any event, neither the Subadviser nor its affiliates shall be liable for any loss or damage arising or resulting from the acts or omissions of the Fund’s custodian, any broker, financial institution or any other third party with or through whom the Subadviser arranges or enters into a transaction with respect to the Fund.

(b) The Manager acknowledges and agrees that the Subadviser makes no representation or warranty, expressed or implied, that any level of performance or investment results will be achieved by the Fund or that the Fund will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.

(c) The Manager expressly acknowledges that the Subadviser is a Massachusetts business trust formed under a declaration of trust and that all persons dealing with the Subadviser must look solely to the property of the Subadviser for satisfaction of claims of any nature against the Subadviser, as neither the trustees, officers, employees nor shareholders of the Subadviser assume any personal liability in connection with its business or for obligations entered into on its behalf.

6.    Subject to the right of each, the Manager and Subadviser, to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of each the Manager and Subadviser in respect thereof. For the avoidance of doubt, neither the Manager nor the Fund shall make use of the investment decisions or recommendations provided by Subadviser in connection with its duties to the Fund for any account other than the portion of the Fund’s portfolio managed by the Subadviser without the written consent of the Subadviser. In accordance with Regulation S-P, if non-public personal information regarding either party’s customers or consumers is disclosed to the other party in connection with the Agreement, the party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

7.    This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it shall promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record.

8.    Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Trust at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 200 Clarendon Street, Boston, MA 02116, Attention: Sarah L. Ashworth.

9.   Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s Trustees, officers or employees who may also be a Trustee, officer or employee of the Trust or the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

10.  During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way (including the Subadviser’s name, derivatives thereof and any logo associated therewith), prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof and prior to the distribution of such material. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.  The Manager hereby approves the use of the Manager’s, the Trust’s or the Fund’s name (and any derivatives thereof or any logos associated with those names) on a representative client list of the Subadviser.

11.  The Manager hereby certifies that there are policies and procedures reasonably designed to effect the Fund’s policies and procedures disclosed in its prospectus to detect and deter disruptive trading practices in the Fund, including “market timing,” and the Manager agrees that it will continue to enforce and abide by such policies and procedures, as amended from time to time. The Subadviser agrees, upon reasonable request from the Manager, reasonably to assist the Manager to detect and deter disruptive trading practices in the Fund. Manager and Subadviser agree to fulfill their respective duties under this Agreement in accordance with applicable laws and regulations, both state and federal.

12.  The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement. The Subadviser shall not be responsible for filing class action proofs of claim or for taking any related actions on behalf of the Fund in regards to class action litigation or settlements related to securities currently or previously held in the Fund’s portfolio.

13.  This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

14.  This Agreement shall be governed by the laws of the State of New York.

15.  The Manager acknowledges that the Subadviser has provided it with a copy of the Subadviser’s most recent Form ADV as filed with the Securities and Exchange Commission, for its benefit and the benefit of the Trust.

16.  This Agreement in no way restricts the Subadviser’s right to perform investment management or other services for any person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Fund. The Fund and the Manager understand that the Subadviser shall not have any obligation to purchase or sell any security for the Fund which it (as investment manager for other clients, or as principal) or its affiliates or employees may purchase or sell for its or their own account or for the account of any other clients, if it is the Subadviser’s opinion that such transaction or investment appears unsuitable or undesirable for the Fund.

17.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

[signatures on next page]

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

BY:	/s/ Scott E. Benjamin
Name:	Scott E. Benjamin
Title:	Executive Vice President

LEE MUNDER CAPITAL GROUP, LLC

BY:	/s/ Kenneth L. Swan
Name:	Kenneth L. Swan
Title:	Chief Executive Officer

SCHEDULE A

THE TARGET PORTFOLIO TRUST

Small Capitalization Value Portfolio

As compensation for services provided by Lee Munder Capital Group, LLC with respect to the Small Capitalization Value Portfolio, Prudential Investments LLC will pay Lee Munder Capital Group, LLC a fee equal, on an annualized basis, to the following:

Fund Name	Advisory Fee
Small Capitalization Value Portfolio	0.40% on average daily net assets

Dated: the later of July 21, 2009 or the Closing Date as defined in this Subadvisory Agreement.

Exhibit B

MANAGEMENT OF LEE MUNDER CAPITAL GROUP, LLC

Lee Munder Capital Group, LLC (Lee Munder), 200 Clarendon Street, 28th Floor, Boston MA 02116, was founded in 2000.

As of July 21, 2009, City National Corporation (CNC), the parent company of City National Bank, holds a majority interest in Lee Munder. Lee Munder is an affiliate of Convergent Capital Management LLC, the Chicago-based asset management holding company that CNC acquired in 2003. As of June 30, 2009, Lee Munder managed approximately $3.3 billion in assets under management. Lee Munder has served as a subadviser to the Portfolio since July 2005.

The table below lists the name, address, position with and principal occupation during the past five years for the principal executive officers of Lee Munder.

Name and Address*	Position with and Principal Occupation
Kenneth Swan	Chief Executive Officer
Joseph F. Tower III	Chief Financial Officer, Chief Compliance Officer
Jeffrey Davis	Chief Investment Officer

*   The address of each person listed above is Lee Munder Capital Group, LLC, 200 Clarendon Street, Boston MA 02116.

COMPARABLE FUNDS FOR WHICH LEE MUNDER CAPITAL GROUP, LLC SERVES AS SUB-ADVISER

Fund	$ Assets (as of 6/30/09)	Annual Fee Paid to Lee Munder (as a percent of average daily net assets)
AST Small-Cap Value Portfolio	$149,049,341.20	0.40%

B-1

Exhibit C

SHAREHOLDER INFORMATION

As of July 21, 2009, the Trustees and officers of the Portfolio, as a group, owned less that 1% of the outstanding shares of the Portfolio.

As of July 21, 2009, the owners, directly or indirectly, of more than 5% of any class of the outstanding shares of the Portfolio were as follows:

Beneficial Owner Name	Registration	Share Class	Shares / Percentage
Prudential Investment FBO Mutual Fund Clients Attn: PruChoice Unit	100 Mulberry Street Newark, NJ 07102	A	7,309,525/ 21.04%
NFS LLC FEBO State Street Bank Trust Company TTEE Various Retirement Plans	4 Manhattanville Rd Purchase, NY 10577-2139	A	6,188,348 / 17.82%
Fidelity Invest Institutional Operations Company, INC (FIIOC) As Agent For Certain Employee Benefit Plans	100 Magellan Way #KW1C Covington, KY 41015	A	5,035,060 / 14.49%
Wells Fargo Bank NA Custodian FBO City & City Of San Fran DCP C/O Fascore LLC	8515 E Irchard Rd 2T2 Greenwood Village, CO 80111	A	2,953,527 / 8.50%
Mori & Co	911 Main Street, Suite 201 Kansas City, MO 64105	A	2,725,578 / 7.85%
PIMS/Prudential Retirement AS Nominee For The TTEE/CUST Prudential Smartsolution IRA	280 Trubull St Hartford, CT 06103	R	2,038,729 / 99.80%

C-1